WHERE AMATEURS BECOME PROS

GOOD GAMING

Good Gaming, Inc. (GMER / OTC)

Investor Presentation

February 2017

Safe Harbor

During the course of this presentation, the Company may make forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements including those made in this presentation. In order to comply with the terms of the Private Securities Litigation Reform Act, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

Background and Overview

Slides 4 - 10

History

The motto is the core of Good Gaming:

"Where Amateurs Become Pros…"

Good Gaming is led by a dedicated team of passionate gamers with thousands of hours of gaming experience former senior executives from top video game publishers. Inspired by a narrow World of Warcraft Battlegrounds loss, Good Gaming grew out of a vision to create a social networking platform that empowers a new generation of eSports gamers to be better. Built by the community, for the community, Good Gaming connects gamers with other like-minded enthusiasts, enriching their gaming experience and enhancing their competition, while giving them the opportunity to learn the strategies and 'secrets' of the pros. What's more, with a continual offering of Guaranteed Cash Prize Online Tournaments, Good Gaming offers amateur gamers of every skill level the opportunity to compete and win cash and other valuable prizes in hosted online gaming tournaments throughout the year.

Management

- **Vik Grover, CEO, CFO, Director**
  - 20+ years experience as an investment banker and sell-side research analyst covering TMT with a focus on emerging communications providers. Chartered Financial Analyst (CFA) designation.
  - Left Wall Street 07/15 to build a company with global scope/scale leveraging the convergence of the communications sector, put together the angel financing to relaunch GG in 1H16.
  - CEO of GG since February 2016.
- **Don Wilson, CTO, Co-Founder**
  - 14 Years of programming and development of web platforms and data analytics. Prior employers include MCI (Verizon) and Comcast, where Don wrote applications handling billions of transactions.
  - Wrote the GG platform using the Yii framework and all proprietary coding.
  - Thousands of programming hours have been put into the software architecture.
- **Tim "Theude" Bergmann, COO**
  - Former professional eSports player, seasoned tournament-admin in live and online events.
  - Co-Founder and manager of eSports organization Fade2Karma.
  - Former consultant to many eSports-related companies in talent acquisition and general management, Wide network of eSports contacts in the pro- scene, with journalists and game developers.
- **Kristina Brock, Director of Content**
  - Manages the Content Creation team that produces all guides and videos seen on the Good Gaming website. Before coming to GG, Kristina worked as a freelance editor and writer for clients in the gaming industry. She is a member of the Golden Key International Honor Society, and was the founder and VP of Gamers at Texas State.

Advisory Board

- **Sean Stalzer, Owner, The Syndicate**
  - Oversees The Syndicate, the oldest online gaming guild in the United States and listed in the Guinness Book of World Records with 20+ years of operations.
  - Performs testing of early releases for major games publishers.
  - 1,200 members in 40 countries worldwide.
  - Provided extensive consulting to Good Gaming with regard to stress testing the tournament platform, providing feedback and proposed changes which resulted in over 100 fixes and patches being completed by GG programmers this spring.
  - Network of connections in the eSports world that are proving invaluable to GG's success.

Executive Summary

- Good Gaming, Inc. is the owner / operator of the world's leading tournament platform for eSports.
- The Company has developed a platform that can scale to up to 512,000 concurrent competitors in order to compete for cash and prizes while playing online games.
- Good Gaming has also built a destination site (i.e., social network) for gamers, where they can collaborate, communicate, and compete.
- The platform will offer a proprietary "Mercenary System" where gaming labor can be exchanged and tools and weapons can be purchased, swapped, or exchanged.
- After running the largest of its kind tournament in Dec. 2014 under the "Hearthstone" title, Good Gaming spent the balance of 2015 - 2016 automating its platform and is now offering scale tournaments.
- Today, Good Gaming is ready to enter a hockey stick of growth and monetize the social network with a subscription model. The Company continues to work with Blizzard and is in discussions with other leading and emerging games publishers and partners.

Situation Assessment

- Good Gaming merged into a public vehicle in Feb. 2016 and completed a small capital raise to relaunch operations.
- Good Gaming's tournament system is now complete and the Company is deploying proprietary content and other modules of its social network.
- The Company has agreed to run tournaments with Blizzard under the titles "Hearthstone", "Overwatch" and "Call of Duty", with other publishers in various stages of discussions.
- Good Gaming is embracing a freemium model which will be advertised on its site and through online channels, and inclusionary free-to-play tournaments (i.e., freerolls). Target monetization date is April 1, 2017.
- The Company has enlisted semi-pro and pro-streamers with audiences in the tens and hundreds of thousands in order to promote the destination site and open and invitational tournaments.
- A raise of up to $3.0MM is required to fund the business through YE17. The Company is offering Series A Preferred stock in the round. Management believes the stock will make a major move higher upon completion of financing and upcoming monetization.

Why Is Good Gaming Unique?

- Owner and operator of the world's most scalable eSports tournament platform that can handle 512,000 individual gamers or team competitors.
  - 50+ tournaments run since launch in Spring 2016, with pots ranging from $250 to $6,000 and including invaluable Hearthstone Cup Tournament (HCT) points.
  - Games include Hearthstone (fantasy card game with over 50MM players worldwide), Overwatch (team shooter game with over 10MM players worldwide launched in 2016), and Call of Duty (175MM licenses sold since launched over 10 years ago), with additional publishers and titles under negotiation / launch.
  - Platform agnostic, with tournaments run on both PC and console.
  - Publisher agnostic, meaning GG can run tournaments for any game worldwide.
- Owner and operator of the world's premiere social network for gamers at www.good-gaming.com:
  - Since public beta in mid-2016, the site has attracted over 11,000 members who participate in tournaments and enjoy access to content, forums, streaming, member-only gaming (Minecraft, with additional titles planned).
  - GG will soon monetize its site with a freemium model, migrating customers to monthly subscriptions that will give paid members access to premium tournaments and content. Free members will be monetized through advertising.

Good Gaming's Vision

- Good Gaming believes the eSports market is poised to go into a hockey stick of growth. GG is at the right place at the right time.
- 250MM amateur gamers worldwide have nowhere to congregate, collaborate and compete in order to hone their skills in eSports and make the leap to the professional level.
- GG's tournament platform has been vetted by the oldest gaming guild in the world – The Syndicate – and can scale to tens and hundreds of thousands of concurrent competitors, dwarfing "me-too" tournament platforms that can handle at most 1,028 concurrent players.
- The Company believes a B2C model will drive traffic to its social network, leading to a sticky model that will compel members to pay monthly fees to have access to premiere cash tournaments and premium content.
- GG's proprietary Mercenary System will differentiate GG, allowing teams to draft players into the mix and take out bounties on threat players.
- No other Company in the planet has the combined massively scalable tournament platform and social network that will be the haven for the eSports world to embrace.

Industry Overview & Outlook

Slides 12 - 26

eSports the Next Tech Phenomenon

eSports – competitive video gaming – is the next tech phenomenon

eSports


ALL-STAR

- **MASSIVE AUDIENCE** - over 250 million enthusiasts worldwide following events both online and in person
- **SKILL-BASED** - players must be nimble decision makers who can devise and execute strategies
- **PARTICIPATIVE** - 90% of eSports enthusiasts are also participating gamers
- **GLOBALLY CONNECTED** - no boundaries to create global and social communities
- **MULTIPLE PATHS TO MONETIZATION** - multiple revenue streams built off existing gaming mechanics, such as in-game betting

Source: Activate Tech and Media Outlook 2017

U.S. eSports $1.5BN Business by 2020


REVENUE, U.S., 2016E (EXCEPT FOR ESPORTS 2020E), BILLION
ACTIVATE FORECAST
$140
$70
$0
Average Revenue per Fan
0
70
140
Audience Size (M)
NHL
$4B
NBA
$5B
$9B
NFL
$13B
2016E
$300M*
$1B+
2020E
$1.5B*
eSPORTS

Source: Activate Tech and Media Outlook 2017

Global eSports $5BN Market by 2020


ESPORTS REVENUE*, GLOBAL, 2020E, BILLION
ACTIVATE FORECAST
$1.6B
NORTH AMERICA
$1.4B
EUROPE
$1.7B
ASIA PACIFIC
$0.1B
SOUTH AMERICA

Source: Activate Tech and Media Outlook 2017

Market To Reach 500MM Fans


We forecast that eSports will reach ~500 million fans worldwide by 2020, ahead of popular sports such as basketball
ESPORTS VIEWERSHIP, GLOBAL, 2016E-2020E, MILLIONS
ACTIVATE FORECAST
eSports
270
365
411
451
495 Fans
~400M Fans
2016E
2017E
2018E
2019E
2020E

Source: Activate Tech and Media Outlook 2017

eSports Growth > Traditional Sports



Overall, eSports viewership will outstrip the viewership of most of the established sports in the US
VIEWERSHIP, U.S., 2016E-2020E, MILLIONS
ACTIVATE FORECAST
144
88
82
52
36
2015
2016E
2017E
2018E
2019E
2020E

Source: Activate Tech and Media Outlook 2017

eSports Viewership Staggering


By 2020, eSports viewership will exceed 10 percent of all US sports viewing, and attract more viewers than the finals of other major US sports
ACTIVATE'S 2020 FORECAST
ACTIVATE FORECAST
GLOBAL FANS WILL BE WATCHING
11 Billion hours of eSports
VIDEO VIEWS
70 Million+
WILL WATCH AN ESPORTS FINAL
(MORE PEOPLE THAN MLB, NHL, NBA FINALS)
VIEWERS
In the US, there will be
3 Billion hours of eSports viewed
vs. 30 Billion across all other sports
~10% OF ALL SPORTS VIEWING
ESPORTS vs SPORTS
Examples of Current Games:
League of Legends
Dota 2
Counter-Strike: Global Offensive
World of Tanks
Smite
Hearthstone: Heroes of Warcraft
Starcraft II: Wings of Liberty
Overwatch
Grand Theft Auto Online

Source: Activate Tech and Media Outlook 2017

Attractive Gamer Demographic

Who is Playing

OVERVIEW

63%

of U.S. households are home to at least one person who plays video games regularly (3 hours or more per week)

There are an average of

1.7 gamers

in each game-playing U.S. household

65%

of U.S. households own a device used to play video games

> "Games as a form of media will undoubtedly have taken on a range of new meanings in ten years, but play will always be the engine that drives their engagement. I think we'll see playful systems underlying new designs in human centered activities like healthcare, communications, and of course, learning."
>
> *–Katie Salen, Chief Design and Research Officer, Institute of Play*

48%

of U.S. households own a dedicated game console

Who is Playing

GAMER DEMOGRAPHICS

The average game player age is **35** years old



26%
27%
18%
29%
41%
59%

AGE
of Game Players

27% under 18 years
29% 18-35 years
18% 36-49 years
26% 50+ years

GENDER
of Game Players

59% male
41% female

The most frequent **FEMALE GAME PLAYER** is on average **44 years old** and the average **MALE GAME PLAYER** is **35 years old**

Women age 18 or older represent a significantly greater portion of the game-playing population (31%) than boys age 18 or younger (17%)

THERE IS AN EQUAL DISTRIBUTION OF FEMALE VIDEO GAMERS IN AGE:

50%	50%
35 and Under	Older Than 35

The average number of years gamers have been playing video games: **13**

Source: Activate Tech and Media Outlook 2017

Attractive Gamer Demographic (2)

At Play

HOW WE PLAY

54%
of the most frequent gamers play with others, including:

40%	21%	17%	15%
Friends	Family members	Parent(s)	Spouse/partner

The most frequent gamers who play multiplayer and online games spend an average of

6.5 Hours per week playing with others **online**

4.6 Hours per week playing with others **in-person**

51% of the most frequent gamers play a multiplayer mode at least weekly

53% of the most frequent game players feel video games help them connect with friends and **42%** feel video games help them spend time with family

OF THE MOST FREQUENT GAMERS **75%** BELIEVE PLAYING VIDEO GAMES PROVIDES MENTAL STIMULATION OR EDUCATION

36% of the most frequent gamers play on their smartphones

At Play

eSPORTS AND VIRTUAL REALITY

50%
of the most frequent gamers are familiar with eSports

Most popular ways to follow eSports:


45%
43%
40%
38%
Social media posts
Video clips
Cable TV
Stream coverage

55%
of the most frequent gamers are familiar with virtual reality; among those,
40%
say they will likely purchase VR within the next year

58%
of the most frequent gamers who are familiar with VR intend to play video games on VR

Source: Activate Tech and Media Outlook 2017

Attractive Gamer Demographic (3)


Affluent Millennials – the most desirable demographic following sports – will continue to move their attention and spend to eSports
ACTIVATE REVENUE GROWTH OPPORTUNITY MATRIX, 2016
60
30
0
30
60
Percent of Fans with Annual Income $100K+
Percent of Fans Age 18-34
Leveled Growth
High Growth
Possible Decline
Leveled Growth
NHL
NFL
NBA
eSPORTS
91%
of eSports enthusiasts also follow or play traditional sports
76%
of eSports enthusiasts steal viewing time from traditional sports

Source: Activate Tech and Media Outlook 2017

Top Tech Companies & eSports



Major tech and media companies will continue to capitalize on the eSports opportunity
EXAMPLES OF MAJOR TECH AND MEDIA COMPANIES IN ESPORTS WORLDWIDE
amazon
Launched eSports Championship Series via Twitch
facebook
Broadcasting Activision Blizzard games live on Facebook
Google
Launched gaming dedicated service: YouTube Gaming
YAHOO!
Collaborating on streaming, new tournaments, sponsorships with ESL
Microsoft
Will launch Arena, its own eSports platform - built in service for Xbox
XBOX ONE
The Walt Disney Company
ESPN launched a dedicated vertical for eSports; began broadcasting tournaments
TimeWarner
Partnered with WME/IMG to organize ELeague that airs on TBS and Twitch
SONY
Introduced PlayStation Plus League for eSports
Tencent 腾讯
Owns the developer of most popular eSports game (LoL) worldwide: Riot
Alibaba.com
Invested ~$150m in the International eSports Federation

Source: Activate Tech and Media Outlook 2017

Consumer Brands Targeting eSports


Consumer brands will follow their customers to eSports platforms, and will also covet eSports' Millennial audience
EXAMPLE ESPORTS SPONSORS
CURRENT ENDEMIC
twitch
ALIENWARE
logitech
KONTROLFREEK
IGN
acer
Microsoft
SONY
TURTLE BEACH
intel
SENNHEISER
CURRENT NON-ENDEMIC
Coca-Cola
Red Bull
GEICO
QUEST
HOT POCKETS
Mountain Dew
Arby's
BUD LIGHT
xfinity
NISSAN
LIKELY TO JOIN
TOYOTA
GM
Allstate
FedEx
MillerCoors
Sprint
citi
GLOBAL ESPORTS SPONSORSHIP REVENUE
ACTIVATE FORECAST
$2.5B
40% CAGR
$0.7B
2016E
2020E

Source: Activate Tech and Media Outlook 2017

Tech & Media Ecosystem Benefits


CONTENT DEVELOPERS
DISTRIBUTORS
ENABLING TECH
ORGANIZERS
EXAMPLE ESPORTS BUSINESS OPPORTUNITIES
• New monetization (e.g., in-game betting)
• eSports as a marketing channel
• New platforms
• Platforms integrated into games
• Marketing and sponsorships
• Betting tech
• Low latency infrastructure
• Gaming engines
• Gaming communications
• New leagues, tournaments
• eSports venues
• Marketing and sponsorship
• Talent representation
EXAMPLES
DEVELOPERS & PUBLISHERS
DIGITAL VIDEO PLATFORMS
BETTING & MARKETPLACES
LEAGUES & ASSOCIATIONS
TEAMS
GAMING PLATFORMS
TRADITIONAL VIDEO PLATFORMS
PLATFORM TECH & TOOLS
VENUES
EXAMPLE INVESTORS or PARTNERS
Alex Rodriguez
Shaquille O'Neal
Rick Fox
Steve Aoki
Mark Cuban

Source: Activate Tech and Media Outlook 2017

eSports Trajectory


eSports will likely follow the trajectory of other organized sports to consolidate with one key difference: it will be much faster!
ESPORTS VS. NFL
NFL
Football is professional
first player gets paid to compete
Regional leagues form
from the growth of associations and clubs
Initial consolidation
14 teams combine as the American Professional Football Conference
Multiple rivals appear
including:
AAFC
1946
1960
One league
NFL and AFL agree to merge in 1966, becoming the NFL as we know it today
NFL
1890
30 YEARS
1920
1950
BEGINNINGS
CONSOLIDATION
UNITY
1998
<20 YEARS
2016
Tournaments emerge
StarCraft
Associations form
ESL
MLG
KeSPA
Consolidation begins
IeSF
International e-Sports Federation (Global)
W E S A
World eSports Association (Global)
PEA
Profesional eSports Association (North America)
What comes next?
International eSports Olympics Committee
eSports
eSports are consolidating in less than half the time

Source: Activate Tech and Media Outlook 2017

eSports – Industry Data Points

- December 2015: Activision Blizzard hired the former CEO of ESPN to run its newly-created eSports division.
- January 2016: Activision Blizzard acquired Major League Gaming for $46MM.
- February 2016: ESPN launched its own eSports unit to cover the emerging industry including "Heroes of the Dorm" tournaments on ESPNU.
- February 2016: Yahoo! launched its own eSports unit to cover the emerging industry.
- May 2016: eSports debuts on TBS with three-hour Counter-Strike broadcasts and tournaments ("E-League").
- September 2016: Philadelphia 76ers purchase Apex and Dignitas eSports teams.
- February 2017: NBA and Take2Interactive announce plans to form an e-NBA league with launch targeted for 2018.

eSports Tournament Landscape



Automated
Proprietary
Manual
ESH
StriveWire
Global eSports Tournaments
MLG
MAJOR LEAGUE GAMING
BATTLEFY
HEROES OF THE DORM
GAMEWORX
by Brunswick
ESL
Electronic Sports League
Local
Regional
Global

Taking best of breed technology, owning carrier class infrastructure, and employing direct and indirect sales channels are the formulae for success in eSports platforms, putting Good Gaming at the top of the value stack...

Good Gaming Positioning

Slides 28 - 42

Post-Modern Website


MY PAGE
WHERE AMATEURS BECOME PROS
GOODGAMING
WATCH
LEARN
INTERACT
TOURNAMENTS
STRIKE APP
GAMES
WHY GOOD GAMING?
LOGOUT
There is more to Good Gaming than just tournaments!
To fully experience all that Good Gaming has to offer, it's as easy as registering with your username, password, and e-mail!
Watch
OTHER PLAYERS
Learn
Need Help? Feedback? Click Here.

Tournaments Listed on Home Page


FEATURED TOURNAMENTS
Hearthstone: Heroes of Warcraft
$750.00 USD
Name
Good Gaming EU Series 8
Format
Strike Format - Single Elimination
Detailed Rules
Date / Time
December 13, 2016 @ 11:00 AM CST
Current Participant Count
564
Entry Fee
Free
Next Step!
Hearthstone: Heroes of Warcraft
$250.00 USD
Name
Good Gaming NA Series 8
Format
Strike Format - Single Elimination
Detailed Rules
Date / Time
December 15, 2016 @ 6:00 PM CST
Current Participant Count
155
Entry Fee
Free
Next Step!
Hearthstone: Heroes of Warcraft
$1,500.00 USD
Name
Good Gaming EU Series 9
Format
Strike Format - Single Elimination
Detailed Rules
Date / Time
December 17, 2016 @ 8:00 AM CST
Current Participant Count
205
Entry Fee
Free
Next Step!
See All Tournaments

Financial Model

- Good Gaming generates revenues through multiple revenue streams, most of which are prepaid:
- $5 - $10 - $15 monthly subscriptions for access to the site including:
  - Tournament entries, cheats, messaging, Mercenary System, e-commerce.
- Micro-transaction revenues, whereby subscribers purchase Good Gaming credits to use the Mercenary System and buy merchandise and services ($1 - $2 / month anticipated). Think of this as Monster.com meets eBay in the virtual world.
  - Riot City Games generated roughly $1BN in micro-transaction revenues last year alone.
- Advertising from vendors incl. major brands (video and banner).
- Sponsorships for events from entities looking to target the hard-to-reach gamer demographic:
  - In discussions with major brand names and emerging product vendors.
- E-Commerce sales of gaming equipment and other.
- White-label model including license fees to colleges, institutions, and others looking to run their own tournaments using our platform.

Marketing Strategy

- GG is pursuing a multi-pronged approach to marketing its platform.
- The Company is engaging pro eSports organizations such as Fade2Karma ("F2K") to market its eSports social network and tournament system to F2K's ~ one million followers on Twitch.tv.
- GG is also engaging independent streamers for awareness.
- GG's open tournaments are attracting pro- and semi-pro players that stream their competitions in GG tournaments to their own followers on Twitch.tv.
- The Company has engaged marketing consultants to assist on Search Engine Optimization and website enhancements, which will improve the quantity and quality of traffic driven to GG's site by major search engines.
- Upon completion of a capital raise, GG intends to implement pay-per-click (PPC) marketing and other awareness campaigns to further drive traffic to the site.
- With regard to sponsors, GG has reached out to over 80 corporations and is in the early stages of securing sponsorships for tournaments and the site.
- The Company is also in discussions with strategic partners for co-branding and B2B deals.

Good Gaming Video & Banner Ads

https://youtu.be/UEgeuHyPTiw

https://www.youtube.com/watch?v=-DU5jrN62-g

Click above text for advertising samples


10
Vanquisher Series
Glory, Fame, and Wealth Await!
Inspire: Grow Prize Pool if players meet or exceed original Prize Pool number.
6
6
GOODGAMING
Presents
Hearthstone Vanquisher Series
Date & Time
Saturday
Sunday
Prize Pool
Amounts in USD
Rules & Settings
Rules
Game Mode
Standard Duel
Payout Amount
1st - 50%
2nd - 30%
3rd - 16%
4th - 4%
Register
Register
HEARTHSTONE


GOODGAMING
HEARTHSTONE
HEROES OF WARCRAFT
$10,000
AMATEUR OPEN
TOURNAMENT
JUST $5 RESERVES YOUR SEAT
WWW.GOOD-GAMING.COM

Good Gaming Tournament Update

- Management believes 2017 should be a breakout period for the Company. GG has now run over 50 tournaments since early 2016.
- H2H module perfected Spring 2016 running beta and open invitation tournaments under the "Hearthstone" title (fantasy card game).
- Team module tested in August 2016 via an "Overwatch" tournament,
  - Over a dozen 6-person teams battled for a small cash prize and SWAG from KONTROLFREEK.
  - GG hired shoutcasters who partnered with F2K to call the action.
- "Call of Duty" tournament run on PS4 September 2016, vaulting GG into the console market.
  - XBOX tournament targeted for 2017.
- GG has secured HCT points which Blizzard provides to GG at no cost, allowing GG to attract gamers wanting to turn pro in Hearthstone.
- More publishers and titles targeted for 2017 (CS.GO, EA, Riot Games).

https://youtu.be/ZDHiVSDnIWI

https://youtu.be/M8WXIRgOihU

https://youtu.be/PEaK4rc3IGg

Traffic and Members Accelerating


100000
75000
50000
25000
0
66754
78865
97512
79351
3825
6298
8021
9306
October
November
December
January
Unique Visitors Per Month
Active Customers Total

As of February 13, 2017, members exceeded 11,000 and the Company was on a run rate to approach 100K unique visitors in the month. Additionally, GG's Alexa ranking has moved up 75% since Nov. 2016.

Virtual Goods & Services Marketplace

Good Gaming will launch a proprietary "Mercenary System":

- The Mercenary System is an innovative tool that gamers can use to barter their goods and services with other gamers and earn vital Good Gaming Points. The Mercenary System has a simple user interface whereby a gamer can trade Good Gaming Points to other gamers for goods and services, or any other task that a gamer wishes to place a value on. It proprietary, and believed to provide a long-term sustainable advantage as Good Gaming derives value from the micro-transaction market, expected to grow from over $1BN in revenues today to multiple billions of dollars of revenues in the next few years.

- Mercenary System 2.0 intellectual property will need to be protected via patent filings.

Platform 2.0 Launch Complete

- Platform 1.0 ran the tournament in Winter 2014; was semi-automated, not scalable. 1.0 platform was gutted and rewritten under the Yii Framework - http://www.yiiframework.com/.
- 2.0 tournament system now fully vetted and flawless. Complete version 2.0 of website almost complete. Public launch of the complete social network occurred in Summer 2016 and the site now has over 10,000 members (effective Feb. 1, 2017).
- Now offering Games Hosting (e.g., Minecraft with other titles TBD), Merchandise, and Exclusive Content areas of the revenue model including Mercenary System.
- Establish a tournament communication system that improves user experience from the current 2D to a 3D experience.
- Provide a means for Colleges or Organizations to create and host their own tournaments or gaming events (white label plan).

Platform 3.0 – Next Generation

- Become the NCAA of eSports, Feeding minor league players into the pro leagues such as MLG and ESL.
- Open Scholarship programs for colleges by creating “eSports Programs”.
- Open physical locations to host and hold LAN tournaments and other eSports related events. This likely will be done through partnerships with casinos and gaming organizations.
- Create the first ever “Triple Crown” event for eSports. Testing gamers in more than one field of gaming for bragging rights.
- Own and manage a Good Gaming Professional eSports team.
- Launch mobile tournaments.

Strategic Discussions

- Talking to Native Tribes for investment, partnership and sponsorship of Good Gaming:
  - Deployment of hybrid Internet tournament model with final 12 - 24 contestants on location at major casino properties in the U.S. and abroad.
  - Substantial monthly funding to brand their gaming businesses by sponsoring Good Gaming's site and tournament series.
  - Provides means of gaming operations targeting Millenials, who are typically not playing table games on properties.
  - Expectation is to deploy eSports rooms, wings and / or buildings to provide this generation a venue to compete for cash and prizes for major titles on property.
- Opportunities to partner with global gaming organizations with widespread deployments of technology and tournament programs at small-, medium- and large sized casinos.
  - Possibilities of strategic investment, joint ventures, white-label, and other.
- Likely exit in 2-3 years through sale to a major gaming organization looking to leverage GG's strengths and obtain its valuable Millenial demographic.

Proposed Transaction

- Capital raise of $1-3MM in the form of Series A Convertible Preferred Stock, which converts 1-20 into common shares and votes on an as converted basis.
- Pre-money valuation of $7.2MM. Piggyback registration rights.
- Reverse split contemplated, with all existing Preferred A and B shares to be converted, leading to a clean cap table of approximately 36MM common shares (pre-money).
- $135K of existing debentures to be retired, with $100K to be converted into common shares and locked up and leaked out.
- GG will implement an industry compliant stock option plan to retain key employees. Vesting to occur over three years.
- Lead investor to appoint one Director to the GG Board.
- Depending on level of commitment, lead investor to retain rights of first refusal for additional funding.

Compliant With Online Gambling Laws

- GG is compliant with U.S. online gambling laws established in 2006, which prohibit online gambling on games of chance.
- eSports are considered games of skill. Contestants are pursuing profit based on their own success and not based on the success of others.
- GG has a legal opinion supporting this position (Mudd Law), available to investors in the Company's planned capital raise.
- GG's model is predicated on a membership base that pays a monthly fee to have access to premium tournaments and content. GG does not offer a "pay-to-play model", insulating GG from potential gambling legislation.
- GG is implementing systems to prevent players from entering its tournaments from states that do not allow online gaming associated with cash prizes of any size or format (LA, SD, WA), and where it services are not in compliant with state laws, such as AZ, MD, CT, ND and FL
- GG's rules of use requires players to be 13 or older in order to play. This is a self certification process at the time users sign-up to GG's site.
- On closing of financing, GG will implement additional systems to enhance its compliance with current gaming laws in the U.S.

Risks and Considerations

- New entrants could replicate the functionality and services of GG's platform, taking market share from GG's business plan and/or putting pricing pressure on the model.
- Gamers may not find our services suitable for a recurring revenue model, limiting the success of a planned subscription model.
- Though they do not require it now, publishers may demand fees for licenses to their games for tournament purposes, which may add expenses to our P&L. Note: Tournaments > $10K jackpots typically require licenses.
- GG requires capital to execute on our plan. At present, the Company is not fully-funded to profitability and estimate we will require up to an additional $3.0 million to fully-fund our plan.
- Though Good Gaming is compliant with U.S. online gambling laws, they could be subject to change in the future, which may impact GG's business.
- GG will need to staff up to meet its projections. Additionally, if the Company wins substantial B2B contracts, substantial staffing and execution will be critical to success.
- GG is a low priced stock with limited liquidity. Though management expects share price and volume to improve, there is no guarantee in these regards.

Summary

- The eSports market is moving into a hockey stick of growth, as 250MM gamers worldwide compete and strive to become pro caliber players.
- Good Gaming is in the right place at the right time. Good Gaming offers this vertical a destination site and scale tournaments that let gamers achieve their potential.
- Communication, Collaboration, and Competition all converge on the GG destination site, allowing subscribers to achieve their potential as amateur-turning pro-eSports athletes.
- In Feb. 2016, Good Gaming completed a go-public transaction that positioned it to relaunch its business to the world's amateur gamers.
- Good Gaming seeks additional capital of up to $3.0MM to fund its business plan to the next level. The Company believes it will generate a significant valuation when it proves out its business model.
- Management believes this could result in Good Gaming becoming a substantially larger organization over the next 1 - 2 years.

Questions & Answers

** Thank You **

Vik Grover, CEO

Good Gaming, Inc.

www.good-gaming.com

212-731-4806

vikgrover@good-gaming.com

Appendix

Industry Information & Other

Global Games Market



2015-2019 GLOBAL GAMES MARKET
FORECAST PER SEGMENT TOWARD 2019
TOTAL MARKET
+6.6%
CAGR 2015-2019
Smartphone
Tablet
Handheld
TV/Console
Casual Webgames
PC/MMO
$91.8Bn
28%
6%
30%
3%
9%
24%
MOBILE $30.4 Bn
2015
$99.6Bn
27%
5%
29%
2%
10%
27%
MOBILE $36.9 Bn
2016
$106.5Bn
26%
5%
28%
1%
10%
30%
MOBILE $42.5 Bn
2017
$112.5Bn
26%
4%
27%
1%
11%
32%
MOBILE $47.4 Bn
2018
$118.6Bn
25%
4%
26%
1%
11%
34%
MOBILE $52.5 Bn
2019
©2016 Newzoo

Source: Newzoo

Global Games Market By Region



EUROPE, MIDDLE EAST & AFRICA
$23.5Bn
+7.3% YoY
©2016 Newzoo
24%
LATIN AMERICA
$4.1Bn
+20.1% YoY
4%
2016 TOTAL
$99.6Bn
+8.5%
YoY
47%
ASIA-PACIFIC
$46.6Bn
+10.7% YoY
NORTH AMERICA
$25.4Bn
+4.1% YoY
25%

Source: Newzoo

Gaming Market by Screen Type


ENTERTAINMENT SCREEN
$29.0Bn
+4.5% YoY
©2016 Newzoo
COMPUTER SCREEN
$31.9Bn
+2.1% YoY
29%
32%
2016 TOTAL
$99.6Bn
+8.5%
YoY
12%
27%
FLOATING SCREEN
$11.6Bn
+6.4% YoY
PERSONAL SCREEN
$27.1Bn
+23.7% YoY

Source: Newzoo

Gaming Segment Growth Rates


©2016 Newzoo
TV/CONSOLE
$29.0Bn
+4.5% YoY
CASUAL WEBGAMES
$5.2Bn
-7.5% YoY
HANDHELD
$1.8Bn
-24.1% YoY
PC/MMO
$26.7Bn
+4.2% YoY
TABLET
$9.8Bn
+6.4% YoY
MOBILE PHONE
$27.1Bn
+23.7% YoY
2016 TOTAL
$99.6Bn
+8.5%
YoY
29%
5%
27%
2%
10%
27%

Source: Newzoo

Gamers & Spectators Want Action



Both gamers and spectators are interested in either earning in-game dollars or placing bets
GAMBLING INTEREST FOR VIDEO GAMERS & ESPORTS SPECTATORS, 2016, PERCENT
1 GAMERS: INTERESTED IN EARNING IN-GAME $
2 SPECTATORS: INTERESTED IN PLACING BETS
55%
63%
60%
40%
34%
21%
18-24
25-34
35-44
45-54
55-64
65+
Only 33% of the general population currently engages in gambling activity
66%

Source: Activate Tech and Media Outlook 2017

Huge Spectator Betting Expected


Spectator bets for eSports competitions will reach $14B by 2020
ESPORTS BETTING: AMOUNT WAGERED VS. REVENUES, GLOBAL, 20016E-2020E, BILLIONS, USD
ACTIVATE FORECAST
$1
$2
$7
$10
$14
Total Amount Wagered
Revenues
2016E
2017E
2018E
2019E
2020E
5-10%
of all sports betting will be on eSports by 2020

Source: Activate Tech and Media Outlook 2017

In Game Betting Monetization


Betting by gamers within games could represent a new monetization model for video-game publishers
AMOUNT WAGERED FOR IN-GAME ACTIVITIES, GLOBAL, 2016E-2020E, BILLIONS, USD
ACTIVATE FORECAST
In-game betting could reach $12B by 2020 and increase user engagement
$5
$7
$9
$10
$12
Total Amount Wagered
2016E
2017E
2018E
2019E
2020E
OPPORTUNITY
In-game betting could add
$1-2B*
revenue to global video gaming revenues
EXAMPLE PUBLISHERS (OF M-RATED GAMES) LIKELY TO WIN
Microsoft
EA
ACTIVISION
T2
UBISOFT
BANDAI NAMCO
VALVE
Bethesda

Source: Activate Tech and Media Outlook 2017

How Will eSports Achieve Potential?


What will need to happen for eSports to reach its potential?
INTEGRATION WITH TECH AND MEDIA PLATFORMS
COHESIVE SCHEDULING OF EVENTS
LEAGUE CONSOLIDATION
GLOBAL TELEVISION AND SPONSORSHIP DEALS
STARS MOVING INTO THE MAINSTREAM
GROWTH IN GAMBLING

Source: Activate Tech and Media Outlook 2017

eSports Winnings for Top Players

eSports stars are likely to move into the mainstream, and prize levels are reaching those of other professional sports



SELECT MONETARY AWARDS FOR INDIVIDUAL TOURNAMENTS, MILLIONS, USD
$0.2
Lee "Faker" Sang Hyeok
$0.3
Andrew "Andinster" Woodward
$1.8
Li "iceice" Peng
$2.6
Serena Williams
$1.9
Jason Day
$1.6
Joey Logano
LoL Season 3 World Championship (2013)
Smite World Championship (2015)
The International (2016)
Wimbledon (2016)
Players Championship (2016)
Daytona 500 (2015)
LEAGUE OF LEGENDS
SMITE
DOTA 2
THE PLAYERS
DAYTONA 500

Source: Activate Tech and Media Outlook 2017